EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
OF DELTA PETROLEUM CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
I certify that, to the best of my knowledge, the Annual Report on Form 10-K of Delta Petroleum Corporation for the year ended December 31, 2008 (the “Report”):
(1) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Delta Petroleum Corporation.

/s/ Kevin K. Nanke

Kevin K. Nanke
Chief Financial Officer
March 2, 2009
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.